FIRST AMENDMENT TO AGREEMENT OF SALE

     THIS FIRST AMENDMENT TO AGREEMENT OF SALE (this "Amendment") is made and entered into to be effective as of the 31st day of July, 1997, by and between 420 NORTH WABASH, L.L.C., an Illinois limited liability company ("Purchaser"), and 420 N. WABASH LIMITED PARTNERSHIP, an Illinois limited partnership ("Seller").

                                  WITNESSETH

     WHEREAS, Seller and Purchaser (as assignee of FRIEDMAN PROPERTIES, LTD., an Illinois corporation) are parties to that certain Agreement of Sale entered into as of June 16, 1997 (the "Original Agreement"), pursuant to which Seller agreed to sell to Purchaser, and Purchaser agreed to purchase from Seller, the Property (as defined in the Original Agreement);

     WHEREAS, Seller, Purchaser (as assignee of FRIEDMAN PROPERTIES, LTD.) and Chicago Title Insurance Company are parties to that certain Amended and Restated Escrow Agreement dated June 16, 1997 (the "Escrow Agreement"); and

     WHEREAS, Seller and Purchaser now desire to amend the Original Agreement and the Escrow Agreement pursuant to the terms and provisions set forth herein.

     NOW, THEREFORE, for and in consideration of the premises and mutual agreements contained herein, the payment of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree that the Original Agreement and the Escrow Agreement are amended as follows:

     1. All capitalized terms used in this Amendment, to the extent not otherwise expressly defined herein, shall have the same meanings ascribed to such terms in the Original Agreement or the Escrow Agreement as applicable.

     2. The Closing Date is hereby extended to a date which shall be mutually agreed upon by Purchaser and Seller; provided however, that such Closing Date shall not be later than August 29, 1997.

     3. Concurrently with the execution of this Amendment, Purchaser hereby agrees to deposit funds in the amount of $100,000.00 with the Escrow Agent (such funds, together with the existing Earnest Money shall constitute the ("Earnest Money"). Escrow Agent acknowledges receipt of a check or funds representing the Earnest Money. Upon the execution of this Amendment the Earnest Money is equal to $350,000.00.

     4. Except as amended herein, the terms and conditions of the Original Agreement and the Escrow Agreement shall continue in full force and effect and are hereby ratified in their entirety. In the event of an inconsistency between the terms and conditions of this Amendment and the Original Agreement or Escrow Agreement, the terms and conditions of the Amendment shall govern and control.
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     5,  This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. To facilitate the execution of this Amendment, Seller and Purchaser may execute and exchange by telephone facsimile counterparts of the signature pages, with each facsimile being deemed an "original" for all purposes.


     IN WITNESS WHEREOF, this Amendment is executed to be effective as of the date first set forth above.


                         PURCHASER:

                         420 NORTH WABASH, L.L.C., an Illinois
                         limited liability company

                         By:   /s/ Albert M. Friedman
                              -----------------------------------
                         Name:     Albert M. Friedman
                              -----------------------------------
                         Its:      Manager
                              -----------------------------------


                         SELLER:

                         420 N. WABASH LIMITED PARTNERSHIP,
                         an Illinois limited partnership

                         By:  420 N. Wabash Partners, Inc., an Illinois
                                 corporation, its general partner

                              By:   /s/ Jerry M. Ogle
                                   --------------------------------------
                              Name:     Jerry M. Ogle
                                   --------------------------------------
                              Its:      Managing Director and Secretary
                                   --------------------------------------


ESCROW AGENT

Chicago Title Insurance Company

By:   /s/
      -----------------------------
       Its:  Authorized Agent
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